Exhibit 10.4

SUPPLEMENT NO. 2 dated as of February 7, 2007, to the Guarantee and Collateral Agreement dated as of June 23, 2006 (the “Guarantee and Collateral Agreement”), among TRANSDIGM INC., a Delaware corporation (the “Borrower”), TRANSDIGM GROUP INCORPORATED, a Delaware corporation (“Holdings”), each subsidiary of the Borrower listed on Schedule I thereto (each such subsidiary individually a “SubsidiaryGuarantor” and collectively, the “SubsidiaryGuarantors”; the Subsidiary Guarantors, Holdings and the Borrower are referred to collectively herein as the “Grantors”) and CREDIT SUISSE as administrative agent and collateral agent (in such capacity, the “Agent”) for the Secured Parties (as defined herein).

A.  Reference is made to the Credit Agreement dated as of June 23, 2006, as amended by Amendment No. 1, dated as of January 25, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Holdings, each subsidiary of the Borrower from time to time party thereto, the lenders named therein (the “Lenders”), and Credit Suisse, as administrative agent and collateral agent (in such capacity, the “Agent”) for the Lenders.

B.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement or the Guarantee and Collateral Agreement referred to therein, as applicable.

C.  The Grantors have entered into the Guarantee and Collateral Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit.  Section 7.16 of the Guarantee and Collateral Agreement provides that additional Domestic Subsidiaries of the Loan Parties may become Subsidiary Guarantors and Grantors under the Guarantee and Collateral Agreement by execution and delivery of an instrument in the form of this Supplement.  Each undersigned Subsidiary (each a “New Subsidiary” and collectively, the “New Subsidiaries”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Guarantor and a Grantor under the Guarantee and Collateral Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Agent and each New Subsidiary agree as follows:

SECTION 1.  In accordance with Section 7.16 of the Guarantee and Collateral Agreement, each New Subsidiary by its signature below becomes a Grantor and Subsidiary Guarantor under the Guarantee and Collateral Agreement with the same force and effect as if originally named therein as a Grantor and Subsidiary Guarantor and each New Subsidiary hereby (a) agrees to all the terms and provisions of the Guarantee and Collateral Agreement applicable to it as a Grantor and Subsidiary Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor and Subsidiary Guarantor thereunder are true and correct in all material respects on and as of the date hereof.  In furtherance of the foregoing, each New Subsidiary, as security for the payment and performance in full of the Secured Obligations (as defined in the Guarantee and Collateral Agreement), does hereby create and grant to the Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of each New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Guarantee and Collateral Agreement) of each New Subsidiary.  Each reference to a “Grantor” or a “Subsidiary Guarantor” in the Guarantee and Collateral Agreement shall be deemed to include each New Subsidiary.  The Guarantee and Collateral Agreement is hereby incorporated herein by reference.

SECTION 2.  Each New Subsidiary represents and warrants to the Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3.  This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of each New Subsidiary and the Agent.  Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4.  Each New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of each New Subsidiary and (b) set forth under its signature hereto, is the true and correct legal name of each New Subsidiary, its jurisdiction of formation and the location of its chief executive office.

SECTION 5.  Except as expressly supplemented hereby, the Guarantee and Collateral Agreement shall remain in full force and effect.

SECTION 6.  THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.  In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee and Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8.  All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Guarantee and Collateral Agreement. All communications and notices hereunder to each New Subsidiary shall be given to it at the address set forth under its signature below.

2

All communications and notices hereunder to each New Subsidiary shall be given to it at the address set forth under its signature below.

SECTION 9.  Each New Subsidiary agrees to reimburse the Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Agent.

[SIGNATURE PAGES FOLLOW]

3

IN WITNESS WHEREOF, Each New Subsidiary and the Agent have duly executed this Supplement to the Guarantee and Collateral Agreement as of the day and year first above written.

AVIATION TECHNOLOGIES, INC.,

by:	/s/ Gregory Rufus
	Name:	Gregory Rufus
	Title:	Treasurer and Secretary
	Address:	3500 - 188th Street SW
Alderwood Business Center
Lynnwood, WA 98037
Legal Name: Aviation Technologies, Inc.
Jurisdiction of Formation: Delaware
Location of Chief Executive Office:
3500 - 188th Street SW
Alderwood Business Center
Lynnwood, WA 98037

AVTECH CORPORATION,

by:	/s/ Gregory Rufus
	Name:	Gregory Rufus
	Title:	Treasurer and Secretary
	Address:	3400 Wallingford Avenue North
Seattle, WA 98103-90417
Legal Name: Avtech Corporation
Jurisdiction of Formation: Washington
Location of Chief Executive Office:
3400 Wallingford Avenue North
Seattle, WA 98103-90417

SIGNATURE PAGE TO SUPPLEMENT NO. 2 TO THE GUARANTEE AND COLLATERAL AGREEMENT

TRANSICOIL CORP.,

by:	/s/ Gregory Rufus
	Name:	Gregory Rufus
	Title:	Treasurer and Secretary
	Address:	9 Iron Bridge Dr.
Collegeville, PA 19426
Legal Name: Transicoil Corp.
Jurisdiction of Formation: Delaware
Location of Chief Executive Office:
9 Iron Bridge Dr.
Collegeville, PA 19426

WEST COAST SPECIALTIES, INC.,

by:	/s/ Gregory Rufus
	Name:	Gregory Rufus
	Title:	Treasurer and Secretary
	Address:	Lincoln Executive Center
3290 146th Place SE
Bellevue, WA 98007
Legal Name: West Coast Specialties, Inc.
Jurisdiction of Formation: Washington
Location of Chief Executive Office:
Lincoln Executive Center
3290 146th Place SE
Bellevue, WA 98007

SIGNATURE PAGE TO SUPPLEMENT NO. 2 TO THE GUARANTEE AND COLLATERAL AGREEMENT

MALAYSIAN AEROSPACE SERVICES, INC.,

by:	/s/ Gregory Rufus
	Name:	Gregory Rufus
	Title:	Treasurer and Secretary
	Address:	3500 - 188th Street SW
Alderwood Business Center
Lynnwood, WA 98037
Legal Name: Malaysian Aerospace Services, Inc.
Jurisdiction of Formation: Delaware
Location of Chief Executive Office:
3500 - 188th Street SW
Alderwood Business Center
Lynnwood, WA 98037

SIGNATURE PAGE TO SUPPLEMENT NO. 2 TO THE GUARANTEE AND COLLATERAL AGREEMENT

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Agent

by:	/s/ Jay Chall
Name: Jay Chall
Title: Director

by:	/s/ Laurence Lapeyre
Name: Laurence Lapeyre
Title: Associate

SIGNATURE PAGE TO SUPPLEMENT NO. 2 TO THE GUARANTEE AND COLLATERAL AGREEMENT

Schedule I to Supplement No. 2 to the Guarantee and Collateral Agreement

LOCATION OF COLLATERAL

New Subsidiary	Description	Location

Aviation Technologies, Inc.	All assets pledged pursuant to the terms hereof	3500 - 188th Street SW Alderwood Business Center Lynnwood, WA 98037

Avtech Corporation	All assets pledged pursuant to the terms hereof	3400 Wallingford Avenue North Seattle, WA 98103-9041

Avtech Corporation	All assets pledged pursuant to the terms hereof	3320 Wallingford Avenue North Seattle, WA 98103

Avtech Corporation	All assets pledged pursuant to the terms hereof	3326 Wallingford Avenue North Seattle, WA 98103

Avtech Corporation	All assets pledged pursuant to the terms hereof	3422 Wallingford Avenue North Seattle, WA 98103

Avtech Corporation	All assets pledged pursuant to the terms hereof	1813 - 1815 North 34th Street Seattle, WA 98103

Avtech Corporation	All assets pledged pursuant to the terms hereof	3421 Burke Avenue North Seattle, WA 98103

Avtech Corporation	All assets pledged pursuant to the terms hereof	3415 Stone Way North Seattle, WA

Malaysian Aerospace Services, Inc.	All assets pledged pursuant to the terms hereof	3500 - 188th Street SW Alderwood Business Center Lynnwood, WA 98037

Transicoil Corp.	All assets pledged pursuant to the terms hereof	9 Iron Bridge Dr. Collegeville, PA 19426

West Coast Specialties, Inc.	All assets pledged pursuant to the terms hereof	Lincoln Executive Center 3290 146th Place SE Bellevue, WA 98007

JURISDICTION OF FORMATION

New Subsidiary	Jurisdiction

Aviation Technologies, Inc.	Delaware
Avtech Corporation	Washington
Malaysian Aerospace Services, Inc.	Delaware
Transicoil Corp.	Delaware
West Coast Specialties, Inc.	Washington

Schedule II to Supplement No. 2 to the Guarantee and Collateral Agreement

Pledged Securities of the New Subsidiary

CAPITAL STOCK

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interest	Percentage Of Equity Interests

Aviation Technologies, Inc.	13	TransDigm Inc.	3,000 shares of Common Stock	100%

Avtech Corporation	1002	Aviation Technologies, Inc.	4,689 shares of Common Stock	100%

Malaysian Aerospace Services, Inc.	1	Aviation Technologies, Inc.	500 shares of Common Stock	100%

Transicoil Corp.	2	Aviation Technologies, Inc.	1,000 shares of Common Stock	100%

Transicoil (Malaysia) SDN BHD	22	Transicoil Corp.	650,000 ordinary shares	65%

West Coast Specialties, Inc.	007	Avtech Corporation	150 shares of Common Stock	100%

DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date

Project Coffee Acquisition Co. (in favor of TransDigm Inc.)	$300,000,000.00	February 7, 2007	N/A; Demand Promissory Note

Schedule III to Supplement No. 2 to the Guarantee and Collateral Agreement
(Aviation Technologies, Inc.)

U.S. COPYRIGHTS OWNED BY AVIATION TECHNOLOGIES, INC.

U.S. Copyright Registrations

None.

Pending U.S. Copyright Applications for Registration

None.

Non-U.S. Copyright Registrations

None.

Non-U.S. Pending Copyright Applications for Registration

None.

Schedule III to Supplement No. 2 to the Guarantee and Collateral Agreement
(Aviation Technologies, Inc.)

LICENSES

PART 1

LICENSES/SUBLICENSEES OF AVIATION TECHNOLOGIES, INC.
AS LICENSOR ON DATE HEREOF

A.  Copyrights

U.S. Copyrights

None.

Non-U.S. Copyrights

None.

B.  Patents

U.S. Issued Patent

None.

U.S. Pending Patent Applications

None.

Non-U.S. Issued Patent

None.

Non-U.S. Pending Patent Applications

None.

Schedule III to Supplement No. 2 to the Guarantee and Collateral Agreement
(Aviation Technologies, Inc.)

C.  Trademarks

U.S. Trademarks

None.

U.S. Trademark Applications

None.

Non-U.S. Trademarks

None.

Non-U.S. Trademark Applications

None.

D.  Others

None.

Schedule III to Supplement No. 2 to the Guarantee and Collateral Agreement
(Aviation Technologies, Inc.)

PART 2

LICENSEES/SUBLICENSES OF AVIATION TECHNOLOGIES, INC.
AS LICENSEE ON DATE HEREOF

A.  Copyrights

U.S. Copyrights

None.

Non-U.S. Copyrights

None.

B.  Patents

U.S. Issued Patent

None.

U.S. Pending Patent Applications

None.

Non-U.S. Issued Patent

None.

Non-U.S. Pending Patent Applications

None.

C.  Trademarks

U.S. Trademarks

None.

U.S. Trademark Applications

None.

Non-U.S. Trademarks

None.

Schedule III to Supplement No. 2 to the Guarantee and Collateral Agreement
(Aviation Technologies, Inc.)

Non-U.S. Trademark Applications

None.

D.  Others

None.

Schedule III to Supplement No. 2 to the Guarantee and Collateral Agreement
(Aviation Technologies, Inc.)

PATENTS OWNED BY AVIATION TECHNOLOGIES, INC.

U.S. Issued Patent

None.

U.S. Pending Patent Applications

None.

Non-U.S. Issued Patent

None.

Non-U.S. Pending Patent Applications

None.

Schedule III to Supplement No. 2 to the Guarantee and Collateral Agreement
(Aviation Technologies, Inc.)

TRADEMARK/TRADE NAMES OWNED BY AVIATION TECHNOLOGIES, INC.

U.S. Trademark Registrations

None.

U.S. Trademark Applications

None.

State Trademark Registrations

None.

Non-U.S. Trademark Registrations

None.

Non-U.S. Trademark Applications

None.

Trade Names

None.

Schedule III to Supplement No. 2 to the Guarantee and Collateral Agreement
(Avtech Corporation)

U.S. COPYRIGHTS OWNED BY AVTECH CORPORATION

U.S. Copyright Registrations

None.

Pending U.S. Copyright Applications for Registration

None.

Non-U.S. Copyright Registrations

None.

Non-U.S. Pending Copyright Applications for Registration

None.

Schedule III to Supplement No. 2 to the Guarantee and Collateral Agreement
(Avtech Corporation)

LICENSES

PART 1

LICENSES/SUBLICENSEES OF AVTECH CORPORATION
AS LICENSOR ON DATE HEREOF

A.  Copyrights

U.S. Copyrights

None.

Non-U.S. Copyrights

None.

B.  Patents

U.S. Issued Patent

None.

U.S. Pending Patent Applications

None.

Non-U.S. Issued Patent

None.

Non-U.S. Pending Patent Applications

None.

Schedule III to Supplement No. 2 to the Guarantee and Collateral Agreement
(Avtech Corporation)

C.  Trademarks

U.S. Trademarks

None.

U.S. Trademark Applications

None.

Non-U.S. Trademarks

None.

Non-U.S. Trademark Applications

None.

D.  Others

None.

Schedule III to Supplement No. 2 to the Guarantee and Collateral Agreement
(Avtech Corporation)

PART 2

LICENSEES/SUBLICENSES OF AVTECH CORPORATION
AS LICENSEE ON DATE HEREOF

A.  Copyrights

U.S. Copyrights

None.

Non-U.S. Copyrights

None.

B.  Patents

U.S. Issued Patent

None.

U.S. Pending Patent Applications

None.

Non-U.S. Issued Patent

None.

Non-U.S. Pending Patent Applications

None.

C.  Trademarks

U.S. Trademarks

None.

U.S. Trademark Applications

None.

Non-U.S. Trademarks

None.

Schedule III to Supplement No. 2 to the Guarantee and Collateral Agreement
(Avtech Corporation)

Non-U.S. Trademark Applications

None.

D.  Others

None.

Schedule III to Supplement No. 2 to the Guarantee and Collateral Agreement
(Avtech Corporation)

PATENTS OWNED BY AVTECH CORPORATION

U.S. Issued Patent

Patent Numbers	Issue Date
4,870,327	9/26/89
4,958,108	9/18/90

U.S. Pending Patent Applications

None.

Non-U.S. Issued Patent

None.

Non-U.S. Pending Patent Applications

None.

Schedule III to Supplement No. 2 to the Guarantee and Collateral Agreement
(Avtech Corporation)

TRADEMARK/TRADE NAMES OWNED BY AVTECH CORPORATION

U.S. Trademark Registrations

TRADEMARK	COUNTRY	Registration Date	U.S. REGISTRATION NO.
IDEAS THAT FLY	USA	November 16, 1993	1804707

U.S. Trademark Applications

None.

State Trademark Registrations

None.

Non-U.S. Trademark Registrations

None.

Non-U.S. Trademark Applications

None.

Trade Names

None.

Schedule III to Supplement No. 2 to the Guarantee and Collateral Agreement
(Transicoil Corp.)

U.S. COPYRIGHTS OWNED BY TRANSICOIL CORP.

U.S. Copyright Registrations

None.

Pending U.S. Copyright Applications for Registration

None.

Non-U.S. Copyright Registrations

None.

Non-U.S. Pending Copyright Applications for Registration

None.

Schedule III to Supplement No. 2 to the Guarantee and Collateral Agreement
(Transicoil Corp.)

LICENSES

PART 1

LICENSES/SUBLICENSEES OF TRANSICOIL CORP.
AS LICENSOR ON DATE HEREOF

A.  Copyrights

U.S. Copyrights

None.

Non-U.S. Copyrights

None.

B.  Patents

U.S. Issued Patent

None.

U.S. Pending Patent Applications

None.

Non-U.S. Issued Patent

None.

Non-U.S. Pending Patent Applications

None.

Schedule III to Supplement No. 2 to the Guarantee and Collateral Agreement
(Transicoil Corp.)

C.  Trademarks

U.S. Trademarks

None.

U.S. Trademark Applications

None.

Non-U.S. Trademarks

None.

Non-U.S. Trademark Applications

None.

D.  Others

None.

Schedule III to Supplement No. 2 to the Guarantee and Collateral Agreement
(Transicoil Corp.)

PART 2

LICENSEES/SUBLICENSES OF TRANSICOIL CORP.
AS LICENSEE ON DATE HEREOF

A.  Copyrights

U.S. Copyrights

None.

Non-U.S. Copyrights

None.

B.  Patents

U.S. Issued Patent

None.

U.S. Pending Patent Applications

None.

Non-U.S. Issued Patent

None.

Non-U.S. Pending Patent Applications

None.

C.  Trademarks

U.S. Trademarks

None.

U.S. Trademark Applications

None.

Non-U.S. Trademarks

None.

Schedule III to Supplement No. 2 to the Guarantee and Collateral Agreement
(Transicoil Corp.)

Non-U.S. Trademark Applications

None.

D.  Others

None.

Schedule III to Supplement No. 2 to the Guarantee and Collateral Agreement
(Transicoil Corp.)

PATENTS OWNED BY TRANSICOIL CORP.

U.S. Issued Patent

None.

U.S. Pending Patent Applications

None.

Non-U.S. Issued Patent

None.

Non-U.S. Pending Patent Applications

None.

Schedule III to Supplement No. 2 to the Guarantee and Collateral Agreement
(Transicoil Corp.)

TRADEMARK/TRADE NAMES OWNED BY TRANSICOIL CORP.

U.S. Trademark Registrations

None.

U.S. Trademark Applications

None.

State Trademark Registrations

None.

Non-U.S. Trademark Registrations

None.

Non-U.S. Trademark Applications

None.

Trade Names

None.

Schedule III to Supplement No. 2 to the Guarantee and Collateral Agreement
(West Coast Specialities, Inc..)

U.S. COPYRIGHTS OWNED BY WEST COAST SPECIALTIES, INC.

U.S. Copyright Registrations

None.

Pending U.S. Copyright Applications for Registration

None.

Non-U.S. Copyright Registrations

None.

Non-U.S. Pending Copyright Applications for Registration

None.

Schedule III to Supplement No. 2 to the Guarantee and Collateral Agreement
(West Coast Specialities, Inc..)

LICENSES

PART 1

LICENSES/SUBLICENSEES OF WEST COAST SPECIALTIES, INC.
AS LICENSOR ON DATE HEREOF

A.  Copyrights

U.S. Copyrights

None.

Non-U.S. Copyrights

None.

B.  Patents

U.S. Issued Patent

None.

U.S. Pending Patent Applications

None.

Non-U.S. Issued Patent

None.

Non-U.S. Pending Patent Applications

None.

Schedule III to Supplement No. 2 to the Guarantee and Collateral Agreement
(West Coast Specialities, Inc..)

C.  Trademarks

U.S. Trademarks

None.

U.S. Trademark Applications

None.

Non-U.S. Trademarks

None.

Non-U.S. Trademark Applications

None.

D.  Others

None.

Schedule III to Supplement No. 2 to the Guarantee and Collateral Agreement
(West Coast Specialities, Inc..)

PART 2

LICENSEES/SUBLICENSES OF WEST COAST SPECIALTIES, INC.
AS LICENSEE ON DATE HEREOF

A.  Copyrights

U.S. Copyrights

None.

Non-U.S. Copyrights

None.

B.  Patents

U.S. Issued Patent

None.

U.S. Pending Patent Applications

None.

Non-U.S. Issued Patent

None.

Non-U.S. Pending Patent Applications

None.

C.  Trademarks

U.S. Trademarks

None.

U.S. Trademark Applications

None.

Non-U.S. Trademarks

None.

Schedule III to Supplement No. 2 to the Guarantee and Collateral Agreement
(West Coast Specialities, Inc..)

Non-U.S. Trademark Applications

None.

D.  Others

None.

Schedule III to Supplement No. 2 to the Guarantee and Collateral Agreement
(West Coast Specialities, Inc.)

PATENTS OWNED BY WEST COAST SPECIALTIES, INC.

U.S. Issued Patent

None.

U.S. Pending Patent Applications

None.

Non-U.S. Issued Patent

None.

Non-U.S. Pending Patent Applications

None.

Schedule III to Supplement No. 2 to the Guarantee and Collateral Agreement
(West Coast Specialities, Inc.)

TRADEMARK/TRADE NAMES OWNED BY WEST COAST SPECIALTIES, INC.

U.S. Trademark Registrations

None.

U.S. Trademark Applications

None.

State Trademark Registrations

None.

Non-U.S. Trademark Registrations

None.

Non-U.S. Trademark Applications

None.

Trade Names

None.

Schedule III to Supplement No. 2 to the Guarantee and Collateral Agreement
(Malaysian Aerospace Services, Inc.)

U.S. COPYRIGHTS OWNED BY MALAYSIAN AEROSPACE SERVICES, INC.

U.S. Copyright Registrations

None.

Pending U.S. Copyright Applications for Registration

None.

Non-U.S. Copyright Registrations

None.

Non-U.S. Pending Copyright Applications for Registration

None.

Schedule III to Supplement No. 2 to the Guarantee and Collateral Agreement
(Malaysian Aerospace Services, Inc.)

LICENSES

PART 1

LICENSES/SUBLICENSEES OF MALAYSIAN AEROSPACE SERVICES, INC.
AS LICENSOR ON DATE HEREOF

A.  Copyrights

U.S. Copyrights

None.

Non-U.S. Copyrights

None.

B.  Patents

U.S. Issued Patent

None.

U.S. Pending Patent Applications

None.

Non-U.S. Issued Patent

None.

Non-U.S. Pending Patent Applications

None.

Schedule III to Supplement No. 2 to the Guarantee and Collateral Agreement

(Malaysian Aerospace Services, Inc.)

C.  Trademarks

U.S. Trademarks

None.

U.S. Trademark Applications

None.

Non-U.S. Trademarks

None.

Non-U.S. Trademark Applications

None.

D.  Others

None.

Schedule III to Supplement No. 2 to the Guarantee and Collateral Agreement

(Malaysian Aerospace Services, Inc.)

PART 2

LICENSEES/SUBLICENSES OF MALAYSIAN AEROSPACE SERVICES, INC.
AS LICENSEE ON DATE HEREOF

A.  Copyrights

U.S. Copyrights

None.

Non-U.S. Copyrights

None.

B.  Patents

U.S. Issued Patent

None.

U.S. Pending Patent Applications

None.

Non-U.S. Issued Patent

None.

Non-U.S. Pending Patent Applications

None.

C.  Trademarks

U.S. Trademarks

None.

U.S. Trademark Applications

None.

Non-U.S. Trademarks

None.

Non-U.S. Trademark Applications

Schedule III to Supplement No. 2 to the Guarantee and Collateral Agreement

(Malaysian Aerospace Services, Inc.)

None.

D.  Others

None.

Schedule III to Supplement No. 2 to the Guarantee and Collateral Agreement

(Malaysian Aerospace Services, Inc.)

PATENTS OWNED BY MALAYSIAN AEROSPACE SERVICES, INC.

U.S. Issued Patent

None.

U.S. Pending Patent Applications

None.

Non-U.S. Issued Patent

None.

Non-U.S. Pending Patent Applications

None.

Schedule III to Supplement No. 2 to the Guarantee and Collateral Agreement

(Malaysian Aerospace Services, Inc.)

TRADEMARK/TRADE NAMES OWNED BY MALAYSIAN AEROSPACE SERVICES, INC.

U.S. Trademark Registrations

None.

U.S. Trademark Applications

None.

State Trademark Registrations

None.

Non-U.S. Trademark Registrations

None.

Non-U.S. Trademark Applications

None.

Trade Names

None.